SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): September 21, 2007

                           HOLLOMAN ENERGY CORPORATION
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

         Nevada                      000-52419               77-0643398
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(State of incorporation)        (Commission File No.)      (IRS Employer
                                                         Identification No.)

                               521-Third Avenue SW
                        Calgary, Alberta, Canada T2P 3T3
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          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (403)-536-9954

                           Endeavor Energy Corporation
                      ------------------------------------
                   (Former name if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Principal Officers, Election of Directors,
           Appointment of Principal Officers

      In September 2007 David Lewis, Mark Stevenson and Eric Prim were appointed directors of the Company.

      The new directors will serve until the next annual meeting of the Company's shareholders or until their successors are appointed.

      David Lewis (age 62) has, during the past five years, served as the Chief Financial Officer for: Starfield Resources Inc. (May 2006 to July 2007), Aurelian Resources Inc. (May 2004 to August 2007), Khan Resources Inc. (May 2006 to July 2007), and Fiber Optic Systems Technology Inc. (August 2004 to April
2006). Between October 2003 and April 2004 Mr. Lewis was a financial consultant to Power One Capital Markets Ltd. Between September 2002 and October 2003 Mr. Lewis was the Vice President of Kingstone Capital Markets Ltd.

      Mark Stevenson (age 53) has been the President and Chief Executive Officer of Holloman Corporation since July 1998. Prior to his appointment as President, Mr. Stevenson was employed by Holloman Corporation as Executive Vice President (1997-1998), Vice President - Pipeline Division (1979-1997) chief estimator (1977-1979) and field construction engineer (1976-1977).

      Eric Prim (age 49) has been Holloman Corporation's Vice President of Engineering and Construction since 1997. Prior to his association with Holloman, Mr. Prim held engineering positions with Huntsman Corporation and Rexene Corporation. Mr. Prim received his Bachelor of Science degree in chemical engineering from the University of Texas in 1982 and a Master of Business Administration degree from Amber University in 1987.

Item 5.03  Amendment to Articles of Incorporation or Bylaws, Change in Fiscal
           Year

      On September 25, 2007 the Company changed its name to Holloman Energy Corporation. The Company's previous name was Endeavor Energy Corporation. The name change was approved by the Company's directors in accordance with Section 92.A.180 of the Nevada revised statutes.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   November 15, 2007                 HOLLOMAN ENERGY CORPORATION

                                     By: /s/ Cameron King
                                         ------------------------------------
                                          Cameron King, President